Convertible Notes	12 Months Ended
Dec. 31, 2021
Debt Disclosure [Abstract]
Convertible Notes

7.        Convertible Notes

On May 7, 2021 (“Effective Date”), we entered into a convertible note purchase agreement (“Note Agreement”) with five (5) accredited investors, including three members of our Board of Directors that participated on the same terms as other accredited investors (collectively, the “Investors”). Pursuant to the Note Agreement, the Company received $525,003 in gross proceeds in addition to $49,997 in accrued payable to founder that was invested in convertible notes and the Company issued unsecured convertible promissory notes (“Convertible Notes”) in the aggregate principal amount of $575,000.

The Convertible Notes have no stated maturity date; bear interest at a simple rate equal to eight percent (8.0%) per annum until converted; and automatically convert into the same equity securities issued for cash in the Qualified Financing (as described below), or at the option of the Investors, into the same equity securities issued for cash in a Smaller Financing (as described below). Interest on the Convertible Notes will be accreted and added to the unpaid principal balance prior to conversion. During the year ended December 31, 2021, the Company recorded non-cash interest expense on Convertible Notes in the amount of $30,121.

The Convertible Notes will convert into the same equity securities offered in the Qualified Financing or Smaller Financing (“Conversion Shares”), as described below, at a conversion price equal to the lower of (i) the product equal to 80% times the lowest per unit purchase price of the equity securities issued for cash in the Qualified Financing or Smaller Financing, or (ii) $2.377 (“Conversion Price”). The Conversion Price may be reduced or increased proportionately as a result of stock splits, stock dividends, recapitalizations, reorganizations, and similar transactions. Upon any conversion of the Convertible Notes in connection with a Qualified Financing or a Smaller Financing, as applicable, the Convertible Notes shall convert immediately prior to the closing thereof, such that the investors paying cash in such Qualified Financing or Smaller Financing, as applicable, are not diluted by the conversion of the Convertible Notes.

Pursuant to the Note Agreement, a Qualified Financing represents a single transaction or series or transactions whereby the Company receives aggregate gross proceeds of at least $5 million from the sale of equity securities following the Effective Date (excluding proceeds from the issuance of any future Convertible Notes). A Smaller Financing represents any sale of equity securities whereby the aggregate gross proceeds are less than $5 million (excluding proceeds from the issuance of any future Convertible Notes).

In addition, in the event of a corporate transaction covering the sale of all or substantially all of the Company’s assets, or merger or consolidation with or into another entity, or change in ownership of at least 50% in voting securities of the Company, the holder of the Convertible Note may elect that either: (a) the Company pay the holder of such Convertible Note an amount equal to the sum of (i) all accrued and unpaid interest due on such Convertible Note and (ii) one and one-half (1.5) times the outstanding principal balance of such Convertible Note; or (b) such Convertible Note will convert into that number of conversion shares equal to the quotient obtained by dividing (i) the outstanding principal balance and unpaid accrued interest of such Convertible Note on the date of conversion by (ii) $2.377.

In addition, pursuant to ASC 835-30 (see Note 2), the Convertible Notes were initially recorded at their amortized cost of $575,000 and are being accreted to their redemption value of $718,750 over the estimated conversion period ending March 31, 2022 using the effective interest method. During the year ended December 31, 2021, the Company recorded $130,027 in accretion to redemption value on Convertible Notes.